UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              -------------------

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                              -------------------

                Date of Report (Date of earliest event reported):
                                 August 25, 1998

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                             LIFERATE SYSTEMS, INC.
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             (Exact name of registrant as specified in its charter)

        Minnesota                  0-25530                       41-1682994
(State of incorporation)         (Commission                  (I.R.S. Employer
                                  File Number)               Identification No.)

               7210 Metro Boulevard, Edina, Minnesota    55439
              (Address of principal executive offices) (zip code)

Registrant's telephone number, including area code: 612/844-0599


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Item 5. Other Events.

      Filed herewith as Exhibit 99.1 and incorporated herein by reference is a press release dated August 25, 1998 issued by LifeRate Systems, Inc. (the "Company") announcing that it has exited its existing business, retained an investment banking firm to explore strategic options for the Company, and that its president and chief executive officer has resigned.

Item 7. Financial Statements and Exhibits.

          C.    Exhibits

                99.1  Press Release, dated August 25, 1998


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          LIFERATE SYSTEMS, INC.


                                          /s/ Mark W. Sheffert
                                          --------------------------------------
                                          Mark W. Sheffert
                                          Chairman of the Board

Dated: September 8, 1998


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                               INDEX TO EXHIBITS

Exhibit No. Item                                  Method of filing
----------- ----                                  ----------------

99.1        Press Release, dated August 25, 1998  Filed herewith electronically.